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                                                                   EXHIBIT 23-A

                      CONSENT OF INDEPENDENT ACCOUNTANTS


       We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Hartmarx Corporation of our report dated
     January 9, 1995, which appears on page 16 of the Annual Report on Form 10-K of Hartmarx Corporation for the year ended November 30, 1994. We also consent to the reference to us under the heading "Experts" in such Prospectus.


                                              PRICE WATERHOUSE LLP


                                         /s/  Price Waterhouse LLP



     Chicago, Illinois
     April 13, 1995